Securian Funds Trust

Supplement dated June 29, 2017 to the Statement of Additional Information dated May 1, 2017.

Effective June 1, 2017, Jeremy Gogos, Ph. D. will become an additional portfolio manager for the SFT Advantus Dynamic Managed Volatility Fund and the SFT Advantus Managed Volatility Equity Fund.

The following information is added to the chart, which appears on page 66 of the Statement of Additional Information, under the caption “INFORMATION REGARDING PORTFOLIO MANAGERS – ADVANTUS CAPITAL”:

PORTFOLIO MANAGER	TYPE OF ACCOUNT	NUMBER OF ACCOUNTS	TOTAL ASSETS (in millions)
Jeremy Gogos, Ph. D.*	RICS	0	$0
	Pooled Investment Vehicles	0	0
	Other Accounts	0	0

*	Information provided as of May 31, 2017. Mr. Gogos began serving the fund effective June 1, 2017.

The following information is added as the third paragraph under the caption “PORTFOLIO MANAGERS’ OWNERSHIP OF TRUST SECURITIES” which appears on page 67 of the Statement of Additional Information:

As of May 31, 2017, Jeremy Gogos, Ph. D., a portfolio manager of the SFT Advantus Dynamic Managed Volatility Fund and the SFT Advantus Managed Volatility Equity Fund, beneficially owned shares of the SFT Advantus Bond Fund, the SFT Advantus Index 400 Mid-Cap Fund, the SFT Advantus Index 500 Fund, the SFT Advantus International Bond Fund, the SFT Advantus Real Estate Securities Fund, the SFT IvySM Growth Fund, and the SFT IvySM Small Cap Growth Fund, all worth $0-$10,000 respectively.